As filed with the Securities and Exchange Commission on June 26, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800
Date of fiscal year end: October 31
Date of reporting period: April 30, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Stockholders.

(a)	Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Real Estate Securities
Income Fund Inc.

Semi-Annual Report
April 30, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter
Dear Stockholder,
I am pleased to present this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. (the Fund) for the six months ended April 30, 2023 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.
The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.
Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc.
Portfolio Commentary (Unaudited)

Neuberger Berman Real Estate Securities Income Fund Inc. (the Fund) generated a 7.02% total return on a net asset value (NAV) basis for the six-month period ended April 30, 2023 (the reporting period), outperforming its benchmark, the FTSE Nareit All Equity REITs Index (the Index), which provided a 2.79% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to the Fund’s performance during the reporting period.
The overall U.S. equity market, as measured by the S&P 500® Index, was volatile, but ultimately generated strong results during the reporting period. Investor sentiment fluctuated given incoming economic data and expectations for U.S. Federal Reserve Board (Fed) rate hikes to fight inflation. Repercussions from the war in Ukraine and turmoil in the regional banking industry, initially driven by the collapse of Silicon Valley Bank, also impacted the market. Despite concerns that elevated inflation could trigger a recession, the U.S. economy was resilient. All told, the S&P 500 Index returned 8.63% during the reporting period. Comparatively, Real Estate Investment Trusts (REITs), as measured by the Index, returned 2.79% during the period, partially supported by falling interest rates.
On average, the Fund had a 34% allocation to REIT preferred shares during the reporting period, which we invested to pursue the Fund’s dual objectives of income generation and capital appreciation. This contributed to absolute performance as preferred shares, as measured by the FTSE Nareit Preferred Stock Index, returned 8.58% during the reporting period.
Stock selection was additive for performance whereas sector allocation detracted from relative results. From a stock selection perspective, holdings in the Lodging/Resort, Diversified and Self Storage sectors were the most additive for returns. On the downside, the Data Centers sector was the only meaningful detractor from relative performance. In terms of sector positioning, an overweight to Mortgage Commercial Financing (not in the Index) and an underweight to Data Centers versus the Index were the largest headwinds for relative results. Conversely, the Fund’s exposure to Mortgage Home Financing and underweights to Office and Infrastructure REITs were the most beneficial for performance.
Looking ahead, we remain cautious as the macro backdrop is weighed down by a hawkish Fed determined to get inflation under control, slower economic growth, and lack of liquidity in both transaction markets and private investment vehicles. The global economy appears to be weakening, highlighted by slowing housing and low business confidence. However, we believe the reopening of China’s economy, lower energy and commodity prices, and a slowing labor market could provide some support for the view that inflation levels are peaking.
We believe that elevated cost of capital for REITs, paired with likely slowing fundamentals following a robust 2021/2022 leasing period, will likely stall business decisions and weigh on overall demand and earnings growth for REITs. We believe that a majority of REITs are prepared for a meaningful disruption to business demand, with strong balance sheets, relatively low new construction activity and diverse demand drivers that lean more defensive. The rapid reversal of fundraising by Non-Traded REITs (NTRs) and waves of redemption requests may provide a window of opportunity for REITs to selectively acquire assets at relatively attractive valuations. While we believe the macro backdrop will continue to weigh on the stocks, we will continue to focus on select companies with relatively better fundamentals, diverse demand drivers and strong balance sheets that we believe can withstand increased market volatility.
Sincerely,
Steve Shigekawa and Brian Jones
Portfolio Co-Managers
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

Real Estate Securities Income Fund Inc. (Unaudited)

TICKER SYMBOL
Real Estate Securities Income Fund Inc.	NRO

SECTOR ALLOCATION
(as a % of Total Investments*)
Apartments	6.3%
Data Centers	3.7
Diversified	9.3
Free Standing	4.2
Health Care	6.4
Industrial	6.2
Infrastructure REITs	9.3
Lodging/Resorts	6.1
Manufactured Homes	2.8
Mortgage Commercial Financing	3.7
Mortgage Home Financing	3.0
Office	5.3
Regional Malls	4.1
Self Storage	8.2
Shopping Centers	8.0
Single Family Homes	3.8
Specialty	4.1
Short-Term Investments	5.5
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV[1]
Real Estate Securities Income Fund Inc.	10/28/2003	7.02%	-18.51%	2.51%	2.93%	3.38%
At Market Price[2]
Real Estate Securities Income Fund Inc.	10/28/2003	-5.87%	-28.72%	0.63%	2.69%	2.40%
Index
FTSE Nareit All Equity REITs Index[3]		2.79%	-16.09%	6.20%	5.83%	8.49%
Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.
The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

Endnotes (Unaudited)

1	Returns based on the NAV of the Fund.
2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.
3
The FTSE Nareit All Equity REITs Index is a free float-adjusted, market capitalization-weighted index that tracks the performance of U.S. equity real estate investment trusts (REITs) that are listed on the New York
Stock Exchange or NASDAQ. Equity REITs include all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the index and generally does not invest in all securities included in the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.nb.com.

Legend April 30, 2023 (Unaudited)
Neuberger Berman Real Estate Securities Income Fund Inc.
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)
April 30, 2023

Number of Shares		Value
Common Stocks 84.2%
Apartments 8.6%
128,015	Apartment Income REIT Corp.	$4,733,995(a )
83,290	Equity Residential	5,268,092 (a)
18,572	Essex Property Trust, Inc.	4,080,826 (a)
14,082,913
Data Centers 4.0%
42,236	Digital Realty Trust, Inc.	4,187,699 (a)
3,288	Equinix, Inc.	2,380,775 (a)
6,568,474
Diversified 1.6%
35,600	WP Carey, Inc.	2,641,520
Free Standing 2.7%
68,724	Realty Income Corp.	4,318,616 (a)
Health Care 8.9%
139,378	Omega Healthcare Investors, Inc.	3,729,756 (a)
79,984	Ventas, Inc.	3,843,231 (a)
86,564	Welltower, Inc.	6,857,600 (a)
14,430,587
Industrial 8.6%
91,719	Prologis, Inc.	11,487,805 (a)
74,533	STAG Industrial, Inc.	2,524,432 (a)
14,012,237
Infrastructure REITs 12.7%
56,976	American Tower Corp.	11,645,325 (a)
74,315	Crown Castle, Inc.	9,147,433 (a)
20,792,758
Manufactured Homes 3.9%
50,316	Equity LifeStyle Properties, Inc.	3,466,772
21,118	Sun Communities, Inc.	2,933,924 (a)
6,400,696
Mortgage Commercial Financing 4.8%
182,043	Blackstone Mortgage Trust, Inc. Class A	3,320,464 (a)
252,347	Starwood Property Trust, Inc.	4,514,488 (a)
7,834,952
Mortgage Home Financing 4.1%
308,541	AGNC Investment Corp.	3,057,641 (a)
182,510	Annaly Capital Management, Inc.	3,646,550 (a)
6,704,191
Office 1.3%
91,679	Highwoods Properties, Inc.	2,101,283
Regional Malls 5.6%
80,260	Simon Property Group, Inc.	9,095,063 (a)
See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)
Number of Shares		Value
Self Storage 3.5%
19,493	Public Storage	$5,747,121(a )
Shopping Centers 5.9%
161,017	Kimco Realty Corp.	3,089,916 (a)
333,399	Tanger Factory Outlet Centers, Inc.	6,537,955 (a)
9,627,871
Single Family Homes 2.7%
47,463	American Homes 4 Rent Class A	1,578,620 (a)
84,306	Invitation Homes, Inc.	2,813,291 (a)
4,391,911
Specialty 5.3%
76,757	Iron Mountain, Inc.	4,240,057 (a)
127,673	VICI Properties, Inc.	4,333,221
8,573,278

Total Common Stocks (Cost $136,224,730)		137,323,471
Preferred Stocks 44.4%
Data Centers 1.1%
78,449	Digital Realty Trust, Inc., Series L, 5.20%	1,747,844 (a)(b)
Diversified 1.8%
50,000	Armada Hoffler Properties, Inc., Series A, 6.75%	1,114,000 (a)(b)
80,155	Gladstone Commercial Corp., Series G, 6.00%	1,223,165 (b)
29,000	Global Net Lease, Inc., Series A, 7.25%	642,350 (b)
2,979,515
Free Standing 3.1%
170,800	Agree Realty Corp., Series A, 4.25%	3,267,404 (b)
74,615	Spirit Realty Capital, Inc., Series A, 6.00%	1,790,760 (a)(b)
5,058,164
Lodging/Resorts 8.4%
118,000	Ashford Hospitality Trust, Inc., Series G, 7.38%	1,977,456 (b)
174,400	Chatham Lodging Trust, Series A, 6.63%	3,803,664 (a)(b)
9,500	DiamondRock Hospitality Co., Series A, 8.25%	249,565 (a)(b)
72,021	Hersha Hospitality Trust, Series C, 6.88%	1,410,891 (a)(b)
33,755	Hersha Hospitality Trust, Series D, 6.50%	656,197 (a)(b)
131,250	Hersha Hospitality Trust, Series E, 6.50%	2,651,250 (a)(b)
10,000	Pebblebrook Hotel Trust, Series H, 5.70%	177,100 (a)(b)
45,620	Summit Hotel Properties, Inc., Series E, 6.25%	873,623 (a)(b)
36,990	Summit Hotel Properties, Inc., Series F, 5.88%	689,494 (b)
33,000	Sunstone Hotel Investors, Inc., Series H, 6.13%	728,640 (b)
20,000	Sunstone Hotel Investors, Inc., Series I, 5.70%	401,800 (b)
13,619,680
Mortgage Commercial Financing 0.3%
30,000	KKR Real Estate Finance Trust, Inc., Series A, 6.50%	487,800 (a)(b)
Office 6.1%
6,000	Highwoods Properties, Inc., Series A, 8.63%	6,805,011 (b)(c)(d)
8,283	SL Green Realty Corp., Series I, 6.50%	152,490 (b)
30,000	Vornado Realty Trust, Series L, 5.40%	399,600 (b)
See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)
Number of Shares		Value
Office – cont'd
107,100	Vornado Realty Trust, Series M, 5.25%	$1,350,531(b )
92,925	Vornado Realty Trust, Series N, 5.25%	1,130,897 (a)(b)
9,143	Vornado Realty Trust, Series O, 4.45%	100,299 (b)
9,938,828
Real Estate Management & Development 8.0%
50,000	Brookfield Property Partners LP, Series A, 5.75%	625,000 (b)
35,581	DigitalBridge Group, Inc., Series H, 7.13%	737,950 (a)(b)
348,616	DigitalBridge Group, Inc., Series I, 7.15%	7,146,628 (b)
218,350	DigitalBridge Group, Inc., Series J, 7.13%	4,504,560 (b)
13,014,138
Regional Malls 0.0%
46,942	Pennsylvania Real Estate Investment Trust, Series C, 7.20%	53,748 *(b)
Self Storage 7.7%
31,050	Public Storage, Series H, 5.60%	795,501 (b)
18,000	Public Storage, Series I, 4.88%	413,640 (b)
33,176	Public Storage, Series J, 4.70%	723,900 (a)(b)
102,000	Public Storage, Series K, 4.75%	2,241,960 (a)(b)
80,793	Public Storage, Series L, 4.63%	1,758,864 (a)(b)
31,700	Public Storage, Series M, 4.13%	613,395 (a)(b)
25,000	Public Storage, Series O, 3.90%	467,750 (a)(b)
118,790	Public Storage, Series P, 4.00%	2,293,835 (a)(b)
19,775	Public Storage, Series Q, 3.95%	363,860 (b)
154,200	Public Storage, Series S, 4.10%	2,962,182 (a)(b)
12,634,887
Shopping Centers 5.0%
39,331	Cedar Realty Trust, Inc., Series C, 6.50%	462,926 (a)(b)
55,600	Federal Realty Investment Trust, Series C, 5.00%	1,225,424 (b)
23,369	Kimco Realty Corp., Series L, 5.13%	530,009 (b)
50,425	Kimco Realty Corp., Series M, 5.25%	1,153,724 (a)(b)
58,523	Saul Centers, Inc., Series E, 6.00%	1,294,529 (a)(b)
42,945	SITE Centers Corp., Series A, 6.38%	1,045,281 (a)(b)
122,250	Urstadt Biddle Properties, Inc., Series K, 5.88%	2,518,350 (a)(b)
8,230,243
Single Family Homes 2.5%
165,620	American Homes 4 Rent, Series G, 5.88%	4,037,816 (a)(b)
Specialty 0.4%
36,008	EPR Properties, Series G, 5.75%	705,757 (a)(b)
Total Preferred Stocks (Cost $89,340,331)		72,508,420
Number of Units
Master Limited Partnerships and Limited Partnerships 1.3%
Real Estate Management & Development 1.3%
144,036	Brookfield Property Preferred LP, 6.25% (Cost $3,411,169)	2,163,421
See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)
Number of Shares		Value

Short-Term Investments 7.5%
Investment Companies 7.5%
12,324,868	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.76%(e) (Cost $12,324,868)	$12,324,868
Total Investments 137.4% (Cost $241,301,098)		224,320,180
Liabilities Less Other Assets (37.4)%		(61,084,190)
Net Assets Applicable to Common Stockholders 100.0%		$163,235,990

*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian in connection with the Fund's loans payable outstanding.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Value determined using significant unobservable inputs.
(d)
Security fair valued as of April 30, 2023 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2023 amounted to $6,805,011, which represents 4.2% of net assets applicable to common stockholders of the Fund.

(e)	Represents 7-day effective yield as of April 30, 2023.
See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks#	$137,323,471	$—	$—	$137,323,471
Preferred Stocks
Office	3,133,817	—	6,805,011	9,938,828
Other Preferred Stocks#	62,569,592	—	—	62,569,592
Total Preferred Stocks	65,703,409	—	6,805,011	72,508,420
Master Limited Partnerships and Limited Partnerships#	2,163,421	—	—	2,163,421
Short-Term Investments	—	12,324,868	—	12,324,868
Total Investments	$205,190,301	$12,324,868	$6,805,011	$224,320,180

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2023
Investments in Securities:
Preferred Stocks(1)	$6,367	$—	$—	$438	$—	$—	$—	$—	$6,805	$438
Total	$6,367	$—	$—	$438	$—	$—	$—	$—	$6,805	$438
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Preferred Stock	$6,805,011	Income Approach	Yield Spread	1.08%	1.08%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)
Neuberger Berman
Real Estate Securities Income Fund Inc.
April 30, 2023
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$224,320,180
Dividends and interest receivable	302,175
Receivable for securities sold	1,154,235
Prepaid expenses and other assets	3,308
Total Assets	225,779,898
Liabilities
Loans payable (Note A)	60,000,000
Distributions payable—common stock	62,036
Payable to investment manager (Note B)	108,622
Payable for securities purchased	2,068,058
Payable to administrator (Note B)	45,259
Payable to directors	1,571
Interest payable (Note A)	160,529
Other accrued expenses and payables	97,833
Total Liabilities	62,543,908
Net Assets applicable to Common Stockholders	$163,235,990
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$212,075,129
Total distributable earnings/(losses)	(48,839,139)
Net Assets applicable to Common Stockholders	$163,235,990
Shares of Common Stock Outstanding ($0.0001 par value; 999,978,880 shares authorized)	47,455,806
Net Asset Value Per Share of Common Stock Outstanding	$3.44
*Cost of Investments:
(a) Unaffiliated issuers	$241,301,098

See Notes to Financial Statements

Statement of Operations (Unaudited)
Neuberger Berman
Real Estate Securities Income Fund Inc.
For the Six Months Ended April 30, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,417,864
Interest and other income—unaffiliated issuers	126,647
Foreign taxes withheld	(2,708)
Total income	$6,541,803
Expenses:
Investment management fees (Note B)	676,325
Administration fees (Note B)	281,802
Audit fees	24,489
Custodian and accounting fees	29,510
Insurance	3,726
Legal fees	46,992
Stockholder reports	28,906
Stock exchange listing fees	4,223
Stock transfer agent fees	7,829
Directors' fees and expenses	21,090
Interest	1,227,234
Miscellaneous and other fees	9,509
Total expenses	2,361,635
Net investment income/(loss)	$4,180,168
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(7,984,917)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	14,798,957
Net gain/(loss) on investments	6,814,040
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$10,994,208
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman
	Real Estate Securities Income Fund Inc.
	Six Months Ended	Fiscal Year Ended
	April 30, 2023 (Unaudited)	October 31, 2022
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$4,180,168	$4,229,355
Net realized gain/(loss) on investments	(7,984,917)	5,661,644
Change in net unrealized appreciation/(depreciation) of investments	14,798,957	(80,085,703)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	10,994,208	(70,194,704)
Distributions to Common Stockholders From (Note A):
Distributable earnings	(8,883,727)	(5,899,759)
Tax return of capital	—	(11,864,748)
Total distributions to Common Stockholders	(8,883,727)	(17,764,507)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	—	61,655
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	2,110,481	(87,897,556)
Net Assets Applicable to Common Stockholders:
Beginning of period	161,125,509	249,023,065
End of period	$163,235,990	$161,125,509
See Notes to Financial Statements

Statement of Cash Flows (Unaudited)
Neuberger Berman
Real Estate Securities Income Fund Inc.
For the Six Months Ended April 30, 2023
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$10,994,208
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(7,180,938)
Proceeds from disposition of investment securities	21,240,977
Purchase/sale of short-term investment securities, net	(10,406,699)
Increase in dividends and interest receivable	(42,462)
Decrease in prepaid expenses and other assets	2,360
Increase in receivable for securities sold	(968,552)
Increase in payable for securities purchased	2,068,058
Increase in interest payable	65,207
Decrease in payable to investment manager	(8,147)
Decrease in payable to directors	(11,680)
Decrease in payable to administrator	(3,395)
Decrease in other accrued expenses and payables	(50,896)
Unrealized appreciation on investment securities of unaffiliated issuers	(14,798,957)
Net realized loss from transactions in investment securities of unaffiliated issuers	7,984,917
Net cash provided by (used in) operating activities	$8,884,001
Cash flows from financing activities:
Cash distributions paid on common stock	(8,884,001)
Net increase/(decrease) in cash	—
Cash:
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	$—
Supplemental disclosure
Cash paid for interest	$1,162,027
See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income Fund Inc. (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, master limited partnerships and limited partnerships, and certain preferred stocks, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.
4
Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at April 30, 2023 was $245,489,753. The estimated gross unrealized appreciation was $17,123,083 and estimated gross unrealized depreciation was $38,292,656 resulting in net unrealized depreciation in value of investments of $21,169,573 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the year ended October 31, 2022, the Fund recorded permanent reclassifications primarily related to prior year true up adjustment on real estate investment trusts ("REITs"). For the year ended October 31, 2022, the Fund recorded the following permanent reclassifications:
Paid-in Capital	Total Distributable Earnings/(Losses)
$(1,775,394)	$1,775,394
The tax character of distributions paid during the years ended October 31, 2022, and October 31, 2021, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$5,899,759	$6,978,362	$—	$—	$11,864,748	$11,612,787	$17,764,507	$18,591,149

As of October 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(35,968,534)	$(14,918,776)	$(62,310)	$(50,949,620)
The temporary differences between book basis and tax basis distributable earnings are primarily due to timing differences of fund level distributions, losses disallowed and/or recognized on wash sales and tax adjustments related to partnerships.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2022, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
Capital Loss Carryforwards
Long-Term	Short-Term
$12,174,088	$2,744,688
During the fiscal year ended October 31, 2022, the Fund had utilized capital loss carryforwards of $9,413,239.
5
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
6
Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the amount and stability of income received from its investments, the availability of capital gains, interest paid on any borrowings and the level of other Fund fees and expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2023 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund.
The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. For the year ended October 31, 2022, the character of distributions paid to stockholders of the Fund, if any, disclosed within the Statements of Changes in Net Assets was based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income may be re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.
On April 28, 2023, the Fund declared a monthly distribution to common stockholders in the amount of $0.0312 per share, payable on May 31, 2023 to stockholders of record on May 15, 2023, with an ex-date of May 12, 2023. Subsequent to April 30, 2023, the Fund declared a monthly distribution on May 31, 2023 to common stockholders in the amount of $0.0312 per share, payable on June 30, 2023 to stockholders of record on June 15, 2023, with an ex-date of June 14, 2023.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.
8
Financial leverage: In September 2014, the Fund entered into a $125 million secured, committed five-year credit facility (the "Old Facility") with State Street Bank and Trust Company ("State Street"). Under the Old Facility, State Street made a Term Loan of $75 million and committed to making revolving LIBOR Loans and Base Rate Loans of up to $50 million.
In September 2019, the Fund amended and extended the Old Facility and reduced the size of the Old Facility to $100 million (as so amended and extended, the "Current Facility"). Under the Current Facility, in 2019 State Street made a 3-year Term Loan of $30 million due September 2022 and a 5-year Term Loan of $30 million due September 2024 and committed to making revolving LIBOR Loans and Base Rate Loans of up to $40 million. In March 2020, the Fund repaid the $30 million 3-year Term Loan due September 2022. After the repayment, the amount of the Fund's outstanding fixed-rate borrowings under the Current Facility was reduced to $30 million, consisting of the 5-year Term Loan due September 2024. In November 2021, the Fund amended the Current Facility to increase the total commitment amount under the revolving credit facility from $40 million to $70 million. In December 2022, the Fund amended the Current Facility to address the discontinuation of certain LIBOR-based interest rates and provide for the commitment to make revolving SOFR Loans.
Under the Current Facility, interest on the 5-year Term Loan is charged at a fixed rate of 2.96% and is payable on the first day of each calendar quarter. Interest on SOFR Loans is charged at an adjusted SOFR rate and is payable (i) on the last day of the interest period in effect, (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period and (iii) the termination date. Interest on Base Rate Loans is charged at a rate equal to the highest of (i) Term SOFR; (ii) the Overnight Bank Funding Rate; and (iii) the federal funds rate as in effect on that day, plus a spread, and is payable (i) with respect to interest accrued during a calendar month, on the fifteenth day of the immediately succeeding calendar month, and (ii) with respect to all accrued and unpaid interest, on the termination date.
During the six months ended April 30, 2023, the average principal balance outstanding and average annualized interest rate were $60,000,000 and 4.09%, respectively. At April 30, 2023, the principal balance outstanding under the Current Facility was $60 million, consisting of the $30 million 5-year Term Loan and $30 million outstanding under the revolving credit facility.
The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the Current Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the Current Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets.
9
Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value and/or price of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.
10
Securities lending: The Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities, at value-Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the six months ended April 30, 2023, the Fund did not participate in securities lending.
11
Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers ("Officers") and directors ("Directors") are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.
Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.
The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
Note C—Securities Transactions:
During the six months ended April 30, 2023, there were purchase and sale transactions of long-term securities of $6,851,739 and $20,562,881, respectively.
During the six months ended April 30, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Capital:
Transactions in shares of common stock six months ended April 30, 2023, and for the year ended October 31, 2022, were as follows:
For the Six Months Ended April 30, 2023		For the Year Ended October 31, 2022
Stock Issued on Reinvestment of Dividends and Distributions	Net Increase/ (Decrease) In Common Stock Outstanding	Stock Issued on Reinvestment of Dividends and Distributions	Net Increase/ (Decrease) In Common Stock Outstanding
—	—	13,492	13,492

Note E—Recent Accounting Pronouncements:
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01, "Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note F—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights
Real Estate Securities Income Fund Inc.
The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.
	Six Months Ended April 30,	Year Ended October 31,
	2023 (Unaudited)	2022	2021	2020	2019	2018
Common Stock Net Asset Value, Beginning of Period	$3.40	$5.25	$3.89	$5.88	$5.06	$5.80
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[a]	0.09	0.09	0.13	0.11	0.22	0.15
Net Gains or (Losses) on Securities (both realized and unrealized)	0.14	(1.57)	1.62	(1.62)	1.08	(0.35)
Total From Investment Operations Applicable to Common Stockholders	0.23	(1.48)	1.75	(1.51)	1.30	(0.20)
Less Distributions to Common Stockholders From:
Net Investment Income	(0.19)	(0.12)	(0.15)	(0.15)	(0.21)	(0.21)
Tax Return of Capital	—	(0.25)	(0.24)	(0.33)	(0.27)	(0.33)
Total Distributions to Common Stockholders	(0.19)	(0.37)	(0.39)	(0.48)	(0.48)	(0.54)
Common Stock Net Asset Value, End of Period	$3.44	$3.40	$5.25	$3.89	$5.88	$5.06
Common Stock Market Value, End of Period	$2.99	$3.36	$5.02	$3.70	$5.58	$4.69
Total Return, Common Stock Net Asset Value[b]	7.02%[c]	(29.49)%	46.70%[d]	(25.65)%	27.80%	(2.90)%
Total Return, Common Stock Market Value[b]	(5.87)%[c]	(27.12)%	47.48%[d]	(25.48)%	30.85%	(5.60)%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Period (in millions)	$163.2	$161.1	$249.0	$184.5	$278.8	$240.1
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses[e]	2.85%[f]	2.06%	1.69%	2.16%	2.75%	2.91%
Ratio of Net Expenses[e]	2.85%[f]	2.06%	1.69%	2.16%	2.75%	2.91%
Ratio of Net Investment Income/(Loss)	5.04%[f]	1.94%	2.61%	2.40%	4.12%	2.88%
Portfolio Turnover Rate	3%[c]	27%	22%	21%	3%	12%
Loans Payable (in millions)	$60.0	$60.0	$70.0	$45.0	$100.0	$100.0[g]
Asset Coverage Per $1,000 of Loans Payable[h]	$3,723	$3,687	$4,559	$5,103	$3,788	$3,402

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income Fund Inc. (Unaudited)

a	Calculated based on the average number of shares of common stock outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the
Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results.
Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock, when sold, may be worth more or less than original cost.

c	Not annualized.
d	Had the Fund not received class action proceeds in 2021, total return based on per share NAV for the year ended October 31, 2021 would have been 45.59%.
e	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Six Months Ended April 30, 2023	Year Ended October 31,
	2022	2021	2020	2019	2018
1.48%	0.76%	0.48%	0.92%	1.39%	1.51%

f	Annualized.
g	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs for the year ended October 31, 2018 were $30,482.
h
Calculated by subtracting the Fund’s total liabilities (excluding loans payable and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

Distribution Reinvestment Plan for the Fund
American Stock Transfer & Trust Company, LLC (the "Plan Agent") will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then-current shares of the Fund’s common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.
Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.
Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.
For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.
Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.
The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.
The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.
Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.
The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.
The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.
Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Shareholder Services 866.227.2136
Plan Agent
American Stock Transfer & Trust Company, LLC
Plan Administration Department
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Overnight correspondence should be sent to:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾  Social Security numbers, dates of birth and other numerical identifiers
◾  Names and addresses
◾  Driver’s licenses, passports and other identification documents
◾  Usernames and passwords
◾  Internet protocol addresses and other network activity information
◾  Income, credit history, credit scores, assets, transaction history and other financial information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com
This is not part of the Fund's stockholder Report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include physical, electronic and procedural
safeguards, including secured files and buildings.
We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?
We collect your personal information directly from you or your representatives, for example, when you
◾  seek advice about your investments
◾  give us your contact or income information
◾  provide account information or open an account
◾  direct us to buy or sell securities, or complete other
transactions
◾  visit one of our websites, portals or other online locations
We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
◾  sharing for affiliates’ everyday business
purposes—information about your creditworthiness
◾  affiliates from using your information to market to you
◾  sharing for nonaffiliates to market to you
State laws and individual companies may give you additional
rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can
be financial and nonfinancial companies.
◾  Our affiliates include companies with a Neuberger Berman
name; financial companies, such as investment advisers or
broker dealers; mutual funds, and private investment funds.

Nonaffiliates
Companies not related by common ownership or control. They
can be financial and nonfinancial companies.
◾  Nonaffiliates we share with can include companies that
perform administrative services on our behalf (such as
vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers,
dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Neuberger Berman doesn’t jointly market.
This is not part of the Fund's stockholder Report.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

I0209  06/23

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is filed herewith. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semi-annual reports on Form N-CSR.

Item 6.  Investments.

(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is filed herewith.
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date:  June 26, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer
Date:  June 26, 2023